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                                                                      EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of CytRx Corporation (the "Company") hereby certifies that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the three and six months ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2004                                /s/  STEVEN A. KRIEGSMAN
                                                     ---------------------------
                                                     Steven A. Kriegsman
                                                     Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (Section 906), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CytRx Corporation and will be retained by CytRx Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of CytRx Corporation (the "Company") hereby certifies that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the three and six months ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2004                                /s/  Matthew Natalizio
                                                     ---------------------------
                                                     Matthew Natalizio
                                                     Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (Section 906), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CytRx Corporation and will be retained by CytRx Corporation and furnished to the Securities and Exchange Commission or its staff upon request.